                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                               NUTRA PHARMA CORP.
             (Exact name of registrant as specified in its charter)

          California               000-32141               91-2021600
 (State or jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)   File Number)         Identification No.)

                               1829 Corporate Dr.
                          Boynton Beach, Florida 33426
               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 954-509-0911

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.01 Changes in Registrant's Certifying Accountant

(a)(1) On February 24, 2005, Nutra Pharma Corp. ("the Registrant") changed accountants from Eisner LLP to Stark Winter Schenkein & Co., LLP.

     (i)  On February 24, 2005, the Registrant decided to dismiss Eisner LLP as its independent accountants.

     (ii) Eisner LLP's report on the financial statements for the years ended
          December 31, 2002 and 2003, and the period from February 1, 2000
          (inception) to December 31, 2003, as contained in Forms 10-K and
          10-K/A, which were filed on April 20, 2004 and May 7, 2004, respectively, were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles for the period from February 1, 2000
          (inception) to December 31, 2003 or for either of the past two years, except that Eisner LLP's report on the financial statements as of and for the year ended December 31, 2003 contained explanatory language that substantial doubt existed about the Registrant's ability to continue as a going concern due to the Registrant's recurring net losses and its working capital deficiency at December 31, 2003.

     (iii)The decision to change accountants was approved by the Registrant's
          Board of Directors; and

     (iv) (A) During the period from our engagement of Eisner LLP on March 11,
          2004 to the date we dismissed Eisner LLP on February 24, 2005, there were no disagreements with Eisner LLP related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of
          Eisner LLP, would have caused Eisner LLP to make reference to the subject matter of the disagreement in connection with its report.

          (B) Not applicable

          (C) Not applicable

          (D) Not applicable

          (E) Not applicable

   (2) On February 24, 2005, the Registrant engaged Stark Winter Schenkein &
Co., LLP as its independent accountants.

     (i)  The Registrant did not consult with Stark Winter Schenkein & Co., LLP, its new independent accountants, regarding any matter prior to its engagement; and

     (ii) Not applicable

   (3) The Registrant has provided to Eisner LLP, its former accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Eisner LLP addressed to the Commission, confirming certain statements made by the Registrant in this Item 4.01. A copy of this letter is attached hereto.

(b) Not applicable

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired
    Not applicable

(b) Pro Forma Financial Information
    Not applicable

(c) Exhibits
    (16.1) Letter from Eisner LLP pursuant to Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRA PHARMA CORP.

DATED: February 24, 2005
                             /s/ Rik Deitsch
                                 Rik Deitsch
                                 President, Chief Executive Officer